Exhibit 10.21


                                 FIFTH AMENDMENT
                             TO EMPLOYMENT AGREEMENT
                              DATED MARCH 25, 1993



     Reference is made to the Executive Employment Agreement dated as of March 25, 1993, as amended on March 31, 1995, March 31, 1996, March 31, 1997 and March 31, 1998 (the "Agreement") by and between J. Baker, Inc. and Sherman N. Baker. Pursuant to paragraph 19 of the Agreement and in order to further amend certain provisions of the Agreement, the Agreement is hereby amended as follows:

         1. Paragraph 3(a) of the Agreement entitled "Compensation" is hereby amended by deleting the figure "$229,640" in the third line thereof and inserting in its place the figure "$206,676".

         2. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on April 1, 1999" in the fifth line thereof and inserting in its place the phrase "ending on April 1, 2000".

         3. All other terms of the Agreement shall remain unchanged and continue in full force and effect.



J. BAKER, INC.



By:  /s/Alan I. Weinstein                           4/7/99
     --------------------                           ------
Alan I. Weinstein                                   Date
President and
Chief Executive Officer




      /s/   Sherman N. Baker                        4/10/99
      ----------------------                        -------
Sherman N. Baker                                    Date